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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: July 10, 1998
                  Date of Earliest Event Reported: May 28, 1998


                               CAMBREX CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      1-10638                 22-2476135
   ---------------------              ------------           ---------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)



                              One Meadowlands Plaza
                            East Rutherford, NJ 07073
                         -------------------------------
                    (Address of principal executive offices)

                                 (201) 804-3000
                   ------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                   -------------------------------------------
             (Former name or address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On May 28, 1998, the Board of Directors of Cambrex Corporation (the "Company") approved a two-for-one stock split of the Company's Common Stock, $.10 par value (the "Common Stock"). On June 24, 1998 the stock split was effected by the distribution to stockholders of record as of the close of business on June 10, 1998 (the "record date") of one additional share of Common Stock for each share issued and outstanding as of the close of business on the record date. The Company's news release regarding the split is attached hereto as Exhibit 1.


ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         1. News Release issued by the Company on May 28, 1998 announcing the 2-for-1 stock split.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAMBREX CORPORATION
                                      (Registrant)



                                      By       /s/ Douglas H. MacMillan
                                               ---------------------------------
                                               Douglas H. MacMillan
                                               Vice President
                                               (On behalf of the Registrant and
                                               as the Registrant's Principal
                                               Financial Officer)


Date:             July 10, 1998

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                                  EXHIBIT INDEX

Exhibit No.                          Description                                Page No.
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
    1            The Company's News Release announcing 2-for-1 stock split        4

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